UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2011
CRESTWOOD MIDSTREAM PARTNERS LP
(Exact name of registrant as specified in charter)

Delaware	001-33631	56-2639586
(State of Incorporation or	(Commission File Number)	(IRS Employer Identification
Organization)		No.)
717 Texas Avenue, Suite 3150
Houston, TX 77002
(Address of principal executive offices) (Zip Code)
(832) 519-2200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
Signatures
EXHIBITS
EX-10.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On September 29, 2011, Crestwood Midstream Partners LP (the “Partnership”) filed a Form 8-K disclosing that effective October 1, 2011, Terry Morrison, Senior Vice President of Business Development of the Partnership, would no longer be employed by Crestwood Gas Services GP LLC, the general partner of the Partnership. At that time, the Partnership and Mr. Morrison had not negotiated or agreed to the terms of Mr. Morrison’s separation arrangements. The Partnership is filing this Form 8-K to report that the Partnership and Mr. Morrison have entered into a Separation Agreement and Release (the “Separation Agreement”) effective October 28, 2011.
     The Separation Agreement provides, among other things, that Mr. Morrison’s services with the Partnership (any references to the termination of employment with the Partnership includes any employment relationship with Crestwood Gas Services GP LLC, in its capacity as the general partner of the Partnership, Crestwood Holdings Partners, LLC and Crestwood Midstream Partners II, LLC) terminated effective October 1, 2011. Mr. Morrison will receive an aggregate of $176,177, of which $128,129 represents severance pay and $48,048 represents Mr. Morrison’s year to termination date participation in the 2011 Incentive Compensation Plan.
     The Separation Agreement includes a release of all claims arising out of or relating to Mr. Morrison’s employment with the Partnership and the termination of that employment.
     In accordance with the requirements of the federal Age Discrimination in Employment Act of 1967, as amended, the Separation Agreement provides that Mr. Morrison has the right to revoke the Separation Agreement within seven days after signing it, and thus, the Separation Agreement is not effective or enforceable until such seven day period has expired.
     The foregoing description of the terms and conditions of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is attached as Exhibit 10.1 to this Current Report and incorporated by reference as if fully set forth herein
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description of Exhibit

10.1
Separation Agreement and Release, dated October 28, 2011, by and among Crestwood Midstream Partners, LP, Crestwood Gas Services GP LLC, Crestwood Holdings Partners, LLC, Crestwood Midstream Partners II, LLC, and Terry L. Morrison

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP
	By:	Crestwood Gas Services GP LLC
its general partner

Date: November 1, 2011	By:	/s/ William G. Manias
William G. Manias
Senior Vice President and Chief Financial Officer

EXHIBITS

Exhibit
Number	Description of Exhibit

10.1
Separation Agreement and Release, dated October 28, 2011, by and among Crestwood Midstream Partners, LP, Crestwood Gas Services GP LLC, Crestwood Holdings Partners, LLC, Crestwood Midstream Partners II, LLC, and Terry L. Morrison